UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 1, 2007

Teleflex Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5353	23-1147939
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

155 South Limerick Road, Limerick, Pennsylvania		19468
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-948-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2007, Teleflex Incorporated (the "Company’) announced that AM Sub Inc. ("Merger Sub"), a newly formed and wholly owned subsidiary of the Company, merged (the "merger") with and into Arrow International, Inc. ("Arrow"), the surviving corporation in the merger, pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 20, 2007, among the Company, Merger Sub and Arrow.

Financing of Acquisition

In connection with the merger, the Company entered into a Credit Agreement (as amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the "Company Credit Agreement") with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, Bank of America, N.A., as syndication agent, the guarantors party thereto, the lenders party thereto and each other party thereto. The Company Credit Agreement provides for a five-year term loan facility of $1,400,000,000 and a five-year revolving credit facility of $400,000,000. The obligations under the Company Credit Agreement are secured obligations of the Company and substantially all of the material wholly-owned domestic subsidiaries of the Company.

The Company Credit Agreement contains customary events of default and covenants, including, among other things, covenants that restrict the ability of the Company and certain of its subsidiaries to incur certain additional indebtedness, create or permit liens on assets, and engage in mergers or consolidations, and certain restrictive financial covenants.

If an event of default under the Company Credit Agreement shall occur and be continuing, the commitments thereunder may be terminated and the principal amount outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable.

In connection with the consummation of the merger, the Company terminated its Amended and Restated Credit Agreement (the "Old Company Credit Agreement"), dated as October 30, 2006, among the Company, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, JPMorgan Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners, Bank of America, N.A., as syndication agent, and HSBC Bank USA, National Association, PNC Bank, National Association and Wachovia Bank, National Association, as documentation agents. The Old Company Credit Agreement was terminated in connection with the effectiveness of the Company Credit Agreement as described above.

The description of the Company Credit Agreement is qualified in its entirety by the copy thereof which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

In addition, the Company (i) entered into a Note Purchase Agreement, dated as of October 1, 2007, among Teleflex Incorporated and the several purchasers party thereto (the "Note Purchase Agreement") and issued $200,000,000 in new senior secured notes pursuant thereto (the "new notes"), (ii) amended the terms of the note purchase agreement dated July 8, 2004 and the notes issued pursuant thereto (the "2004 Notes") and the note purchase agreement dated October 25, 2002 and the notes issued pursuant thereto (the "2002 Notes" and, together with the 2004 Notes, the "amended notes") and (iii) paid off the notes issued pursuant to the note agreements dated November 1 1992 and December 15, 1993 (the "retired notes").

The new notes were issued in series as follows: (i) $130,000,000 7.62% Series A Senior Notes due October 1, 2012; (ii) $40,000,000 7.94% Series B Senior Notes due October 1, 2014; and (iii) $30,000,000 Floating Rate Series C Senior Notes due October 1, 2012.

The amended notes include the following: (i) $150,000,000 Series 2004-1 Tranche A Senior Notes due 2011; (ii) $100, 000,000 Series 2004-1 Tranche B Senior Notes due 2014; (iii) $100,000,000 Series 2004-1 Tranche C Senior Notes due 2016; and (iv) $50,000,000 Senior Notes due October 25, 2012.

The retired notes consisted of: $30,000,000 7.40% Senior Notes due November 15, 2007 and $30,000,000 6.80% Senior Notes, Series B due December 15, 2008.

The new notes and the amended notes rank pari passu in right of repayment with the Company's obligations under the Company Credit Agreement (the "primary bank obligations") and are secured and guaranteed in the same manner as the primary bank obligations. In connection with the foregoing, the holders of the new notes and the amended notes have signed a collateral agency and intercreditor agreement with the Company and JPMorgan Chase as administrative agent and collateral agent under the Company Credit Agreement on behalf of the holders of such notes and the lenders under the Company Credit Agreement. The new notes and the amended notes have mandatory prepayment requirements upon the sale of certain assets and may be accelerated upon certain events of default, in each case, on the same basis as the primary bank obligations.

The interest rates payable on the amended notes were also modified in connection with the foregoing transactions. Effective October 1, 2007, (a) the 2004 Notes will bear interest on the outstanding principal amount at the following rates: (i) 7.66% in respect of the Series 2004-1 Tranche A Senior Notes due 2011; (ii) 8.14% in respect of the Series 2004-1 Tranche B Senior Notes due 2014; and (iii) 8.46% in respect of the Series 2004-1 Tranche C Senior Notes due 2016; and (b) the 2002 Notes will bear interest on the outstanding principal amount at the rate of 7.82% per annum. These initial rates will be reduced by 0.25% after the Company's ratio of Consolidated Total Indebtedness to Consolidated Actual EBITDA (as those terms are defined in the amendments) is less than 3.50 to 1.00 for two consecutive quarters, and by an additional 0.75% after such ratio is less than 3.00 to 1.00 for two consecutive quarters.

The description of the Note Purchase Agreement is qualified in its entirety by the copy thereof which is attached as Exhibit 10.2 hereto and incorporated herein by reference. The description of the amendment to the 2004 Note Purchase Agreement is qualified in its entirety by the copy thereof which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 "Entry into a Material Definitive Agreement," under the "Financing of Acquisition" subheading concerning the Old Company Credit Agreement (as defined therein) is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, Bank of America, N.A., as syndication agent, the guarantors party thereto, the lenders party thereto and each other party thereto.

10.2 Note Purchase Agreement, dated as of October 1, 2007, among Teleflex Incorporated and the several purchasers party thereto.

10.3 First Amendment, dated as of October 1, 2007, to the Note Purchase Agreement dated as of July 8, 2004 among Teleflex Incorporated and the noteholders party thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teleflex Incorporated

October 5, 2007	By:	Kevin K. Gordon

Name: Kevin K. Gordon
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, Bank of America, N.A., as syndication agent, the guarantors party thereto, the lenders party thereto and each other party thereto
10.2	Note Purchase Agreement, dated as of October 1, 2007, among Teleflex Incorporated and the several purchasers party thereto
10.3	First Amendment, dated as of October 1, 2007, to the Note Purchase Agreement dated as of July 8, 2004 among Teleflex Incorporated and the noteholders party thereto